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                                                      Filed by 3Com Corporation
                                                        Pursuant to Rule 14a-12
                                         of the Securities Exchange Act of 1934

                              Subject Company:  TippingPoint Technologies, Inc.
                                                Commission File No.:  001-15715








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                           3COM-TIPPINGPOINT MESSAGING

                                   12/13/2004


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                    3COM-TIPPINGPOINT MESSAGING ARCHITECTURE

SUMMARY:

The acquisition of TippingPoint is another strategic milestone demonstrating 3Com's commitment to the enterprise market. It creates the industry's most compelling secure, converged voice and data networking solutions portfolio.

The acquisition of TippingPoint enables 3Com to more effectively compete on a global basis at all levels, especially within large enterprises, with a secure, end-to-end enterprise-networking solution that delivers customer value, while profitably growing 3Com's market share and shareholder value.

The combination of 3Com and TippingPoint uniquely assembles all the necessary ingredients to define and deliver the network of the future. The integration of best-of-breed security into 3Com's networking infrastructure is critical to increasing relevance among large enterprise customers, creating opportunities for them to exercise choice by delivering a superior business solution.

OVERARCHING MESSAGES:

I. WHY MAKE A SECURITY ACQUISITION?

1. Security and networking are converging to better protect an organization's investment in the network from increasingly sophisticated attacks originating from inside and outside the four walls
     o The network perimeter is dissolving due to remote and wireless access and e-business requirements, requiring security that goes beyond the perimeter into the core of the network.

2. Security must operate in real time and integrate into and behave like networking infrastructure, rather than be added on as an afterthought or be reliant on notoriously flawed operating systems

3. Best-of-breed, purpose-built security technology is winning over commoditized, general purpose solutions in large enterprise installations


II. WHY TIPPINGPOINT?

1.   TippingPoint offers best-of-breed IPS technology
     o TippingPoint is the leading provider of network-based intrusion prevention systems
          o Purpose-built hardware with custom-designed silicon creates the Threat Suppression Engine, which can perform thousands of checks on each packet


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               flow simultaneously with extreme accuracy and no latency
          o Network-based Intrusion Prevention Systems that are designed as network infrastructure products which exhibit the same reliability, high availability, throughput, and latency characteristics of other networking elements. This is combined with extremely accurate and comprehensive inline attack blocking protection.
          o Digital Vaccine Service delivers new filters on a weekly or even daily basis to maintain evergreen protection for the latest vulnerabilities, exploits, viruses and rogue applications
          o TippingPoint products have been widely recognized for their excellent engineering and performance
               o First and only company to win the NSS Gold award in IPS space (The NSS Group is the world's foremost independent security testing facility)
               o Network Protection Product of the Year award from IDG and Techworld.com
               o    SC Magazine Best Buy Award
               o    Enterprise Resource Protection eWeek Excellence Award
               o Common Criteria Certification: First IPS to obtain all four government-validated protection profiles (analyzer, sensor, scanner and system)

2.   Industry's only pure-play IPS vendor
     o Unparalleled IPS heritage leveraging expertise in hardware, software, security and management. TippingPoint is generations ahead of competition that is in its first generation of the technology (TippingPoint is 4th generation).

     o TippingPoint offers sophisticated, purpose-built hardware-based network intrusion prevention systems
          o Validated by large enterprise customers, government agencies, service providers and academic institutions
          o    Scalable to support multi-gigabit performance
          o More easily integrates into the fabric of the network and management console
          o Custom silicon substantially ahead of competition. TippingPoint's solution is tested, proven in real-world situations.

3.   Attractive and complementary customer base
     o    TippingPoint serves Global 2000
          o Requiring best-of-breed, most stringent security as downtime is unacceptable and costly
          o Requiring security beyond the perimeter into the core of the network, making gigabit line speed performance a must


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III. IMMEDIATE BENEFITS FOR TIPPINGPOINT/ 3COM CUSTOMERS AND PARTNERS

1. Benefits for TippingPoint customers and partners
     o TippingPoint clients continue to have access to the same best-of-breed IPS products through the same TippingPoint high-touch sales force and TippingPoint channel
     o Multi-national customers will benefit from 3Com's global service and support organization
     o Acceleration of investment will be spent to support, develop and maintain leadership position of TippingPoint products
     o TippingPoint clients will have access to 3Com's converged voice and data networking solutions that are optimized to work with TippingPoint products
     o TippingPoint channel will be unchanged and TippingPoint partners will be confirmed and remain the principal source to sell TippingPoint products

2. Benefits for 3Com's customers and partners
     o 3Com clients will have access to TippingPoint best of breed IPS products that are optimized to work with 3Com's converged voice and data networking solutions
     o    3Com's channel will receive incentives to sell TippingPoint products


IV. SYNERGIES OF ACQUISITION

1.   Financial Synergies
     o    Generates immediate revenue stream for 3Com
          o    Further opens doors to large enterprise market
               o TippingPoint products and sales force optimized for large enterprise space
          o Leverage 3Com's presence in EMEA and APR to speed up GTM for TippingPoint and expand TippingPoint's global footprint
     o In-line IPS is fastest growing segment of the IDS/IPS market, which is experiencing explosive growth rate
          o $274MM TAM growing at 76% CAGR (5-year), according to Infonetics Research
          o TAM for IPS expands substantially in the future as security IT budgets are redirected from several areas (AV, Firewall, IDS, DDos, Bandwidth Management, Host Based Solutions, etc.)

2.   Strategic Synergies

     o Both companies share strategic vision for the convergence of networking, VoIP and security
     o Ease of use a fundamental component of product development for both companies
          o TippingPoint solutions begin blocking attacks in real time with 600 different filters right out of the box, no configuration necessary
          o    Seamless updates provided through Digital Vaccine Service


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     o    Both companies are committed to application protection, infrastructure protection and performance protection

3.   Operational Synergies
     o 3Com's scale of operations significantly improves TippingPoint GTM capabilities
          o Superior engineering, supply chain and sale support resources drives TippingPoint production costs down
          o    Greatly expands opportunities for SMB market penetration
          o TippingPoint taps 3Com's robust professional services infrastructure
          o Leverages 3Com global brand recognition in networking and TippingPoint awareness among CSOs
     o TippingPoint's high-touch sales force essential in large enterprise and SP relationships
     o    3Com's strong credibility and presence in SMB space
     o    Fully complementary management team
          o TippingPoint's executive management team heads new 3Com security division
          o Highly motivated and will galvanize and champion 3Com's security vision

4.   Technical Synergies
     o Both companies understand the potential and significance of emerging VoIP and wireless markets
     o TippingPoint's industry leadership position in securing VoIP is perfectly complementary to 3Com's IP Telephony portfolio
          o Broad set of filters to protect VoIP vulnerabilities already developed
          o Other VoIP security initiatives already underway and well developed


V. INTEGRATION PATH

1.   Today
     o Established as a Security Division within 3Com with dedicated R&D and Sales resources with responsibility IPS security initiatives
     o Kip McClanahan, TippingPoint CEO, reports directly to Bruce Claflin, 3Com CEO, as President of 3Com's Security Division

Near term:
2.   Initial stages of integration of secure, converged solutions
     o Combination of current TippingPoint and 3Com products to deliver secure converged network infrastructure solutions for target markets
3.   Software integration/derivative products
     o    Opportunity to create first IPS security appliances for SMB market
     o    Cost effective "enterprise" class IPS product for SMB market
     o Integrated management - single platform to provide network and security management


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Long term goal:

4.   Tightly integrated secure infrastructure solutions
     o    IPS blades and modules for infrastructure solution

INVESTOR NOTICES

THIS PRESS RELEASE INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN INCLUDE STATEMENTS, WITHOUT LIMITATION, REGARDING: THE CONSUMMATION OF THE PENDING ACQUISITION OF TIPPINGPOINT BY 3COM; THE EXPECTED BENEFITS AND SYNERGIES OF THE PENDING ACQUISITION; THE PRODUCTS, PRODUCT DEVELOPMENT, MARKETS, REVENUES AND STRATEGIES OF THE COMBINED COMPANY; MARKETS AND MARKET GROWTH, PARTICULARLY IN THE IDS/IPS MARKET; THE TECHNOLOGIES, PRODUCTS, SOLUTIONS, CUSTOMERS, MANAGEMENT AND STRATEGIES OF THE COMBINED COMPANY; AND THE INTEGRATION PATH OF THE COMBINED COMPANY. THESE STATEMENTS ARE SUBJECT TO INHERENT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS OF 3COM TO DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. SUCH RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHERS, THE
FOLLOWING: APPROVAL OF THE ACQUISITION BY THE STOCKHOLDERS OF TIPPINGPOINT; THE SATISFACTION OF THE CONDITIONS TO THE CLOSING OF THE ACQUISITION, INCLUDING THE RECEIPT OF REGULATORY APPROVALS; THE ABILITY TO REALIZE THE ANTICIPATED BENEFITS OR SYNERGIES OF THE TRANSACTION IN A TIMELY MANNER OR AT ALL; FLUCTUATIONS IN THE DEMAND FOR THE PRODUCTS OF THE COMBINED COMPANY; POSSIBLE DEVELOPMENT OR MARKETING DELAYS RELATING TO PRODUCT OFFERINGS OF THE COMBINED COMPANY; THE INTRODUCTION OF NEW PRODUCTS OR TECHNOLOGIES BY COMPETITORS; AND TECHNOLOGICAL TRENDS IN THE NETWORKING INDUSTRY. ADDITIONAL INFORMATION RELATING TO THE UNCERTAINTY AFFECTING TIPPINGPOINT'S AND 3COM'S BUSINESSES ARE CONTAINED IN THEIR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY FORWARD-LOOKING STATEMENT SPEAKS ONLY AS OF THE DATE ON WHICH SUCH STATEMENT WAS MADE, AND 3COM DOES NOT UNDERTAKE ANY OBLIGATION TO (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION TO) UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE ON WHICH SUCH STATEMENT WAS MADE, OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

ADDITIONAL INFORMATION

In connection with the merger, TippingPoint will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF TIPPINGPOINT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement and other relevant documents may be obtained free of charge by directing a request to William Murphy at (512) 681-8320. In addition, documents filed with the SEC by TippingPoint will be available free of charge at the SEC's web site at http://www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of TippingPoint in connection with the transaction, and their interests in the solicitation, will be set forth in a proxy statement that will be filed by TippingPoint with the SEC.


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